Galaxy Digital Inc. Historical Select Financial Data as of Q2 2025 The information contained in this supplement speaks only as of the particular date or dates included in the accompanying pages. Galaxy Digital Inc. (the "Company") does not undertake an obligation to, and disclaims any duty to, update any of the information provided. The information contained in this supplement contains certain financial and other information reproduced or derived from more comprehensive information contained in our periodic reports and other filings with the Securities and Exchange Commission ("SEC"). The information contained in this supplement is unaudited and is not intended as a substitute for, and should be read in the context of, the information contained in these other documents. In the event of any conflict, the information contained in our periodic reports and other filings with the SEC shall take precedence. Exhibit 99.3

Consolidated Statements of Operations (Unaudited)

($ in thousands)	Three Months Ended						Year Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Consolidated							
Revenues and gains / (losses) from operations							
Digital asset sales	8,564,980	12,849,568	15,648,238	8,464,827	8,785,677	9,257,178	51,488,120
Fees	16,992	11,517	27,816	20,722	26,528	28,128	50,811
Blockchain rewards	41,162	71,112	84,761	48,099	37,680	10,274	5,685
Proprietary mining	944	11,236	15,430	11,435	16,312	20,128	33,121
Revenues from contracts with customers	8,624,078	12,943,433	15,776,245	8,545,083	8,866,197	9,315,708	51,577,737
Blockchain rewards from non-customers	5,243	5,364	2,423	1,944	674	2,910	982
Lending	32,234	27,409	29,085	23,630	16,020	16,754	48,060
Revenues	8,661,555	12,976,206	15,807,753	8,570,657	8,882,891	9,335,372	51,626,779
Gains / (losses) from operations	395,094	(120,331)	544,613	141,633	(18,180)	493,051	582,860
Revenues and gains / (losses) from operations	**9,056,649**	**12,855,875**	**16,352,366**	**8,712,290**	**8,864,711**	**9,828,423**	**52,209,639**
Operating Expenses							
Digital asset sales costs	8,546,795	12,839,085	15,630,871	8,454,159	8,769,445	9,247,968	51,441,223
Blockchain reward distributions	33,382	56,446	60,760	39,330	29,829	379	2,565
Borrowing costs	41,710	33,838	37,466	26,632	18,779	17,883	18,171
Mining and hosting costs	741	5,534	11,909	10,013	10,466	15,255	20,772
Other transaction expenses	7,312	12,107	9,790	6,000	6,317	6,606	11,352
Transaction expenses	8,629,940	12,947,010	15,750,796	8,536,134	8,834,836	9,288,091	51,494,083
Impairment of digital assets	127,477	112,429	140,980	108,467	56,947	25,525	98,340
Compensation and benefits	64,969	56,953	85,977	57,290	61,253	61,071	219,256
Notes interest expense	14,240	14,071	9,683	7,105	7,040	6,976	27,285
Depreciation and amortization	7,458	13,591	13,416	13,007	10,956	9,500	22,945
Other expenses	46,172	103,643	221,913	29,427	32,358	30,306	93,564
Total operating expenses	**8,890,256**	**13,247,697**	**16,222,765**	**8,751,430**	**9,003,390**	**9,421,469**	**51,955,473**
Notes payable - derivative	(125,150)	89,606	(16,583)	(2,858)	(2,573)	(9,713)	(9,603)
Other income / (expense), net	918	672	166	783	1,612	213	(135)
Total other income / (expense)	**(124,232)**	**90,278**	**(16,417)**	**(2,075)**	**(961)**	**(9,500)**	**(9,738)**
Net income / (loss) for the period, before taxes	**42,161**	**(301,544)**	**113,184**	**(41,215)**	**(139,640)**	**397,454**	**244,428**
Tax expense / (benefit)	11,470	(6,112)	(4,337)	(7,885)	(14,044)	9,327	15,914
Net income / (loss) for the period	**30,691**	**(295,432)**	**117,521**	**(33,330)**	**(125,596)**	**388,127**	**228,514**

Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations 9,056,649 12,855,875 16,352,366 8,712,290 8,864,711 9,828,423 52,209,639 Less: Impairment of digital assets 127,477 112,429 140,980 108,467 56,947 25,525 98,340 Less: transaction expenses 8,629,940 12,947,010 15,750,796 8,536,134 8,834,836 9,288,091 51,494,083 Adjusted gross profit 299,232 (203,564) 460,590 67,689 (27,072) 514,807 617,216 Reconciliation to Non-GAAP Adjusted EBITDA Net income 30,691 (295,432) 117,521 (33,330) (125,596) 388,127 228,514 Equity based compensation 18,783 10,014 24,242 17,713 23,257 20,532 86,174 Notes interest expense and other expense 12,042 16,269 11,770 9,107 8,863 8,593 32,113 Taxes 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 15,914 Depreciation and amortization expense 7,458 12,613 12,203 12,110 10,956 9,500 22,945 Settlement expense 1,557 3,977 182,462 — — — — Unrealized (gain) / loss on notes payable - derivative 125,150 (89,606) 16,582 2,859 2,573 9,713 9,603 Mining related impairment loss / loss on disposal 15 57,014 — — — 1,682 Other (income) / expense, net (806) (660) (167) (781) (1,612) (213) 183 Reorganization and domestication costs 4,867 2,419 680 1,227 759 578 3,742 Adjusted EBITDA 211,227 (289,503) 360,956 1,020 (94,844) 446,157 400,870

Statements of Operations by Segment (Unaudited)

($ in thousands)	Three Months Ended June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	Year Ended December 31, 2023
Digital Assets							
Revenues and gains / (losses) from operations							
Digital asset sales	8,564,980	12,849,568	15,648,238	8,464,827	8,785,677	9,257,178	51,488,120
Fees	19,087	14,580	21,974	14,527	19,607	18,854	29,240
Blockchain rewards	42,550	80,700	80,941	53,590	37,142	8,251	3,230
Proprietary mining	—	—	—	—	—	—	—
Revenues from contracts with customers	8,626,617	12,944,848	15,751,153	8,532,944	8,842,426	9,284,283	51,520,590
Blockchain rewards from non-customers	1,205	1,055	1,308	960	674	2,910	982
Lending	27,923	25,626	27,251	21,905	15,873	15,376	43,919
Revenues	8,655,745	12,971,529	15,779,712	8,555,809	8,858,973	9,302,569	51,565,491
Gains / (losses) from operations	55,470	92,370	108,297	71,158	(3,073)	66,958	87,907
Revenues and gains / (losses) from operations	**8,711,215**	**13,063,899**	**15,888,009**	**8,626,967**	**8,855,900**	**9,369,527**	**51,653,398**
Operating Expenses							
Digital asset sales costs	8,546,795	12,839,085	15,630,870	8,454,159	8,769,445	9,247,968	51,441,223
Blockchain reward distributions	38,321	67,766	63,448	44,590	33,099	5,594	3,069
Borrowing costs	6,437	5,789	13,933	5,762	1,948	4,009	8,825
Mining and hosting costs	—	—	—	—	—	—	—
Other transaction expenses	4,925	8,220	6,755	5,240	5,612	5,620	8,473
Transaction expenses	8,596,478	12,920,860	15,715,006	8,509,751	8,810,104	9,263,191	51,461,590
Impairment of digital assets	43,307	78,308	72,048	47,931	10,333	8,934	47,791
Compensation and benefits	45,347	38,826	47,250	41,027	45,374	42,275	148,909
Notes interest expense	—	—	—	—	—	—	—
Depreciation and amortization	3,560	3,555	3,389	3,568	3,182	1,307	4,344
Other expenses	25,058	18,821	20,908	15,835	17,932	14,050	44,854
Total operating expenses	**8,713,750**	**13,060,370**	**15,858,601**	**8,618,112**	**8,886,925**	**9,329,757**	**51,707,488**
Notes payable - derivative	—	—	—	—	—	—	—
Other income / (expense), net	—	—	—	—	—	—	—
Total other income / (expense)	**—**	**—**	**—**	**—**	**—**	**—**	**—**
Net income / (loss) for the period, before taxes	**(2,535)**	**3,529**	**29,408**	**8,855**	**(31,025)**	**39,770**	**(54,090)**
Tax expense / (benefit)	—	—	—	—	—	—	—
Net income / (loss) for the period	**(2,535)**	**3,529**	**29,408**	**8,855**	**(31,025)**	**39,770**	**(54,090)**

Reconciliation to Non-GAAP Adjusted Gross Profit							
Revenues and gains / (losses) from operations	8,711,215	13,063,899	15,888,009	8,626,967	8,855,900	9,369,527	51,653,398
Less: impairment of digital assets	43,307	78,308	72,048	47,931	10,333	8,934	47,791
Less: transaction expenses	8,596,478	12,920,860	15,715,006	8,509,751	8,810,104	9,263,191	51,461,590
Adjusted gross profit	**71,430**	**64,731**	**100,955**	**69,285**	**35,463**	**97,402**	**144,017**

Reconciliation to Non-GAAP Adjusted EBITDA							
Net income	(2,535)	3,529	29,408	8,855	(31,025)	39,770	(54,090)
Equity based compensation	11,826	5,942	12,947	11,128	17,128	13,620	51,716
Notes interest expense and other expense	—	—	—	—	—	—	—
Taxes	—	—	—	—	—	—	—
Depreciation and amortization expense	3,560	3,555	3,389	3,568	3,182	1,307	4,344
Settlement expense	—	—	—	—	—	—	—
Unrealized (gain) / loss on notes payable - derivative	—	—	—	—	—	—	—
Mining related impairment loss / loss on disposal	—	—	—	—	—	—	—
Other (income) / expense, net	112	12	—	—	—	—	48
Reorganization and domestication costs	—	—	—	—	—	—	—
Adjusted EBITDA	**12,963**	**13,038**	**45,744**	**23,551**	**(10,715)**	**54,697**	**2,018**

Key Performance Metrics							
Global Markets							
Loan book size (average, $ actuals)	1,107,328	874,028	861,201	668,144	536,611	493,636	371,994
Total trading counterparties	1,445	1,381	1,328	1,280	1,212	1,161	1,052
Asset Management & Infrastructure Solutions							
Assets on Platform ($ actuals)	8,921,116	7,019,827	9,900,611	8,029,155	6,647,675	8,304,473	5,416,370
ETFs	3,326,798	2,598,011	3,482,253	2,589,448	2,392,210	2,729,560	1,588,611
Alternatives	2,444,463	2,079,150	2,182,916	2,046,078	2,111,247	5,088,712	3,584,341
Assets under stake	3,149,855	2,342,666	4,235,442	3,393,629	2,144,218	486,201	243,418

Statements of Operations by Segment (Unaudited) Three Months Ended Year Ended ($ in thousands) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Data Centers Revenues and gains / (losses) from operations Digital asset sales — — — — — — — Fees — — — — — — — Blockchain rewards — — — — — — — Proprietary mining — — — — — — — Revenues from contracts with customers — — — — — — — Blockchain rewards from non-customers — — — — — — — Lending — — — — — — — Revenues — — — — — — — Gains / (losses) from operations — — — — — — Revenues and gains / (losses) from operations — — — — — — — Operating Expenses Digital asset sales costs — — — — — — — Blockchain reward distributions — — — — — — — Borrowing costs — — — — — — — Mining and hosting costs — — — — — — — Other transaction expenses — — — — — — — Transaction expenses — — — — — — — Impairment of digital assets — — — — — — — Compensation and benefits — 1,263 — — — — — Notes interest expense — — — — — — — Depreciation and amortization — 1,251 2,148 1,875 1,800 1,674 5,548 Other expenses — 385 — — — — — Total operating expenses — 2,899 2,148 1,875 1,800 1,674 5,548 Notes payable - derivative — — — — — — — Other income / (expense), net — — — — — — — Total other income / (expense) — — — — — — — Net income / (loss) for the period, before taxes — (2,899) (2,148) (1,875) (1,800) (1,674) (5,548) Tax expense / (benefit) — — — — — — — Net income / (loss) for the period — (2,899) (2,148) (1,875) (1,800) (1,674) (5,548)

Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations — — — — — — — Less: impairment of digital assets — — — — — — — Less: transaction expenses — — — — — — — Adjusted gross profit — — — — — — — Reconciliation to Non-GAAP Adjusted EBITDA Net income — (2,899) (2,148) (1,875) (1,800) (1,674) (5,548) Equity based compensation — 471 — — — — — Notes interest expense and other expense — — — — — — — Taxes — — — — — — — Depreciation and amortization expense — 1,251 2,148 1,875 1,800 1,674 5,548 Settlement expense — — — — — — — Unrealized (gain) / loss on notes payable - derivative — — — — — — — Mining related impairment loss / loss on disposal — — — — — — — Other (income) / expense, net — — — — — — — Reorganization and domestication costs — — — — — — — Adjusted EBITDA — (1,177) — — — — —

Statements of Operations by Segment (Unaudited)

($ in thousands)	Three Months Ended June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	Year Ended December 31, 2023
Treasury and Corporate							
Revenues and gains / (losses) from operations							
Digital asset sales	—	—	—	—	—	—	—
Fees	(2,095)	(3,063)	5,842	6,195	6,921	9,274	21,571
Blockchain rewards	(1,388)	(9,588)	3,820	(5,491)	538	2,023	2,455
Proprietary mining	944	11,236	15,430	11,435	16,312	20,128	33,121
Revenues from contracts with customers	(2,539)	(1,415)	25,092	12,139	23,771	31,425	57,147
Blockchain rewards from non-customers	4,038	4,309	1,115	984	—	—	—
Lending	4,311	1,783	1,834	1,725	147	1,378	4,141
Revenues	5,810	4,677	28,041	14,848	23,918	32,803	61,288
Gains / (losses) from operations	339,624	(212,701)	436,316	70,475	(15,107)	426,093	494,953
Revenues and gains / (losses) from operations	**345,434**	**(208,024)**	**464,357**	**85,323**	**8,811**	**458,896**	**556,241**
Operating Expenses							
Digital asset sales costs	—	—	—	—	—	—	—
Blockchain reward distributions	(4,939)	(11,320)	(2,688)	(5,260)	(3,270)	(5,215)	(504)
Borrowing costs	35,273	28,049	23,533	20,870	16,831	13,874	9,346
Mining and hosting costs	741	5,534	11,909	10,013	10,466	15,255	20,772
Other transaction expenses	2,387	3,887	3,035	760	705	986	2,879
Transaction expenses	33,462	26,150	35,789	26,383	24,732	24,900	32,493
Impairment of digital assets	84,170	34,121	68,932	60,536	46,614	16,591	50,549
Compensation and benefits	19,622	16,864	38,727	16,264	15,879	18,796	70,347
Notes interest expense	14,240	14,071	9,683	7,105	7,040	6,976	27,285
Depreciation and amortization	3,898	8,785	7,879	7,564	5,974	6,519	13,053
Other expenses	21,114	84,437	201,005	13,592	14,426	16,256	48,710
Total operating expenses	**176,506**	**184,428**	**362,015**	**131,444**	**114,665**	**90,038**	**242,437**
Notes payable - derivative	(125,150)	89,606	(16,583)	(2,858)	(2,573)	(9,713)	(9,603)
Other income / (expense), net	**918**	**672**	**166**	**783**	**1,612**	**213**	**(135)**
Total other income / (expense)	**(124,232)**	**90,278**	**(16,417)**	**(2,075)**	**(961)**	**(9,500)**	**(9,738)**
Net income / (loss) for the period, before taxes	**44,696**	**(302,174)**	**85,925**	**(48,196)**	**(106,815)**	**359,358**	**304,066**
Tax expense / (benefit)	11,470	(6,112)	(4,337)	(7,885)	(14,044)	9,327	15,914
Net income / (loss) for the period	**33,226**	**(296,062)**	**90,262**	**(40,311)**	**(92,771)**	**350,031**	**288,152**

Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations 345,434 (208,024) 464,357 85,323 8,811 458,896 556,241 Less: impairment of digital assets 84,170 34,121 68,932 60,536 46,614 16,591 50,549 Less: transaction expenses 33,462 26,150 35,789 26,383 24,732 24,900 32,493 Adjusted gross profit 227,802 (268,295) 359,636 (1,596) (62,535) 417,405 473,199 Reconciliation to Non-GAAP Adjusted EBITDA Net income 33,226 (296,062) 90,262 (40,311) (92,771) 350,031 288,152 Equity based compensation 6,957 3,601 11,295 6,585 6,129 6,912 34,458 Notes interest expense and other expense 12,042 16,269 11,770 9,107 8,863 8,593 32,113 Taxes 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 15,914 Depreciation and amortization expense 3,898 7,807 6,666 6,667 5,974 6,519 13,054 Settlement expense 1,557 3,977 182,462 — — — — Unrealized (gain) / loss on notes payable - derivative 125,150 (89,606) 16,582 2,859 2,572 9,713 9,603 Mining related impairment loss / loss on disposal 15 57,014 — — — — 1,682 Other (income) / expense, net (918) (672) (167) (781) (1,612) (213) 135 Reorganization and domestication costs 4,867 2,419 680 1,227 759 578 3,742 Adjusted EBITDA 198,264 (301,364) 315,213 (22,532) (84,130) 391,460 398,853

Balance Sheet Net Digital Asset and Investment Exposure (Unaudited) Period ended ($ in thousands) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net Digital Asset Exposure Bitcoin 748,147 516,628 808,778 848,757 642,406 875,546 441,594 Ether 195,638 149,810 262,033 172,345 233,470 303,442 272,013 Other token exposure 330,434 241,075 417,641 304,631 324,295 424,738 143,689 Net Digital Asset Exposure 1,274,219 907,513 1,488,452 1,325,733 1,200,171 1,603,726 857,296 Venture and Fund Investment Exposure 718,306 623,189 625,571 599,321 577,702 550,907 555,045 Total Net Digital Asset and Investment Exposure 1,992,525 1,530,702 2,114,023 1,925,054 1,777,873 2,154,633 1,412,341

Consolidated Statements of Financial Position (Unaudited) ($ in thousands) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Assets Current assets Cash and cash equivalents 691,331 509,438 462,103 271,977 314,033 247,232 316,610 295,001 301,625 399,943 542,101 1,038,176 1,073,854 934,177 Digital intangible assets 3,186,098 2,123,860 2,547,581 2,367,770 1,851,966 1,853,704 972,429 821,069 834,149 693,645 362,383 654,036 593,602 1,679,217 Digital financial assets 369,649 514,479 359,665 103,447 83,125 102,744 74,386 131,824 275,194 141,363 199,632 191,292 251,540 362,220 Digital assets loan receivable, net of allowance 894,876 280,095 579,530 305,276 177,230 95,218 104,504 80,442 47,099 45,143 49,971 110,349 69,894 172,849 Assets posted as collateral 718,649 506,634 277,147 227,050 203,942 173,390 318,195 123,499 8,783 94,886 25,138 95,140 82,786 131,623 Investments 748,290 545,754 834,812 594,564 508,380 578,975 — — 17,878 — — — — — Derivative assets 134,907 128,353 207,653 141,961 153,470 341,336 173,209 45,442 69,083 92,209 18,763 23,909 29,718 45,744 Accounts receivable 41,393 28,864 55,279 30,309 82,646 169,739 60,929 54,535 65,146 41,794 30,874 41,057 86,591 137,570 Digital assets receivable 2,668 17,674 53,608 43,118 44,576 24,132 14,686 7,528 9,620 20,296 12,423 21,012 17,287 50,355 Loans receivable 529,021 407,966 476,620 398,510 404,991 402,722 377,105 247,276 316,647 188,976 62,611 76,028 131,045 303,534 Prepaid expenses and other assets 39,898 29,884 26,892 31,452 26,643 34,724 36,924 54,285 33,305 31,438 33,870 52,272 63,075 34,228 Total current assets 7,356,780 5,093,001 5,880,890 4,515,434 3,851,002 4,023,916 2,448,977 1,860,901 1,978,529 1,749,693 1,337,766 2,303,271 2,399,392 3,851,517 Non-current assets Digital intangible assets 3,014 15,030 20,979 56,789 22,372 52,859 41,356 — — — — — — — Digital assets receivable 3,397 1,996 7,112 7,015 3,854 18,065 6,174 3,537 4,378 7,403 5,154 11,172 6,072 35,737 Digital assets loan receivable, non-current — — — 18,376 12,881 — — — — — — — — Investments 863,653 736,060 808,694 704,542 800,315 822,412 735,103 586,513 589,878 683,680 588,558 743,156 725,422 1,008,759 Loans receivable, non-current 6,675 56,800 — — — — 10,259 113,792 18,698 100,150 100,977 — — — Property and equipment, net 596,120 262,216 237,038 220,303 225,290 227,193 213,348 212,419 205,638 192,940 188,019 140,619 149,072 94,736 Other non-current assets 194,078 113,052 107,105 115,083 108,518 93,411 94,806 106,210 101,177 100,472 75,755 39,563 49,847 41,553 Goodwill 62,234 58,037 58,037 49,450 44,257 44,257 44,257 44,257 44,257 45,278 24,645 24,645 24,645 24,645 Total non-current assets 1,729,171 1,243,191 1,238,965 1,171,558 1,217,487 1,258,197 1,145,303 1,066,728 964,026 1,129,923 983,108 959,155 955,058 1,205,430 Total Assets 9,085,951 6,336,192 7,119,855 5,686,992 5,068,489 5,282,113 3,594,280 2,927,629 2,942,555 2,879,616 2,320,874 3,262,426 3,354,450 5,056,947 Liabilities and Equity Current liabilities Derivative liabilities 86,364 89,702 165,858 112,136 118,770 395,835 160,642 39,737 47,371 81,325 16,568 19,334 41,854 31,654 Accounts payable and accrued liabilities 226,080 270,468 281,531 196,855 193,841 192,441 140,376 132,877 118,492 113,052 120,955 119,823 133,891 110,213 Digital assets borrowed 2,836,370 1,760,455 1,497,609 1,163,768 950,178 975,582 398,277 272,239 355,092 308,338 170,566 501,119 425,108 864,525 Payable to customers 16,324 19,288 19,520 96,864 94,816 80,740 3,442 3,446 11,905 13,876 9,591 22,771 142,936 138,119 Loans payable 348,214 345,249 510,718 248,818 211,384 275,415 93,069 51,565 1,546 3,058 — 112,528 105,783 129,236 Collateral payable 1,869,501 943,513 1,399,655 1,154,471 811,656 684,838 581,362 520,618 440,184 349,976 131,506 206,187 189,615 755,315 Other current liabilities 88,613 73,358 13,034 166,879 116,973 116,014 40,936 50,579 7,468 11,148 8,090 19,372 37,988 81,295 Total current liabilities 5,471,466 3,502,033 3,887,925 3,139,791 2,497,618 2,720,865 1,418,104 1,071,061 982,058,000 880,773 457,276 1,001,134 1,077,175 2,110,357 Non-current Liabilities Notes payable 725,571 763,798 845,186 434,306 427,679 421,405 408,053 395,896 393,465 389,213 384,515 425,629 424,842 472,361 Digital assets borrowed, non-current 8,564 6,603 — — — — — — — — — — — — Other non-current liabilities 256,132 162,114 192,392 60,796 68,555 59,794 56,952 53,157 59,430 63,975 62,889 32,517 27,668 19,785 Total non-current liabilities 990,267 932,515 1,037,578 495,102 496,234 481,199 465,005 449,053 452,895 453,188 447,404 458,146 452,510 492,146 Total Liabilities 6,461,733 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109 1,520,114 1,434,953 1,333,961 904,680 1,459,280 1,529,685 2,602,503 Equity Unit holders capital 1,506,321 1,901,644 2,194,352 2,052,099 2,074,637 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,746,494 1,774,695 2,306,684 Non-controlling interest 1,117,897 — — — — — — — — — — 56,652 50,070 147,760 Total Equity 2,624,218 1,901,644 2,194,352 2,052,099 2,074,637 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,803,146 1,824,765 2,454,444 Total Liabilities and Equity 9,085,951 6,336,192 7,119,855 5,686,992 5,068,489 5,282,113 3,594,280 2,927,629 2,942,555 2,879,616 2,320,874 3,262,426 3,354,450 5,056,947

Statements of Financial Position by Segment (Unaudited) ($ in thousands) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Digital Assets Total assets 3,575,486 3,169,254 3,723,814 2,751,744 2,514,739 2,877,544 1,978,031 Total liabilities 3,037,783 2,691,823 3,163,499 2,336,957 2,135,670 2,444,245 1,679,765 Data Centers Total assets 771,907 264,600 199,694 191,909 196,061 157,602 114,529 Total liabilities 33,144 — — — — — — Treasury and Corporate Total assets 4,738,558 2,902,338 3,196,347 2,743,339 2,357,688 2,246,967 1,501,720 Total liabilities 3,390,806 1,742,725 1,762,004 1,297,936 858,182 757,819 203,344 Consolidated Total assets 9,085,951 6,336,192 7,119,855 5,686,992 5,068,488 5,282,113 3,594,280 Total liabilities 6,461,733 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109